STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of this 30th day of June, 2020, summarizes the basic terms and conditions by and among Magna-Lab, Inc. (“MAGAA” or the “Company”); Joel S. Kanter, individually and as representative for (i) the 607,727 common shares of MAGAA owned by Magna Acquisition LLC (“Magna LLC”), (ii) the promissory notes owed by the Company to Magna LLC and to Joel S. Kanter (collectively, the “Notes”), and (iii) as representative for the four directors and/or officers owning 106,032 Class A common shares of MAGAA (hereinafter, the “Sellers”); and Activist Investing, LLC or its designees or assignees (hereinafter collectively the “Purchaser”). Purchaser and Sellers are sometimes referred to collectively herein as the “Parties,” and each individually as a “Party.”

RECITALS

WHEREAS, Purchaser intends to purchase from Sellers, and Sellers intend to sell to Purchaser, 202,576 shares of Class A common stock of the Company owned by Magna LLC (the “Shares” or the “Common Shares”) and the promissory notes described herein (the “Notes”), subject to the terms and conditions set forth herein; the transaction described herein is sometimes referred to as the “Transaction.”

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

I

SALE AND TRANSFER OF THE COMMON SHARES

1.1 Purchase and Sale. On the closing date specified in Section 6.1 herein (the “Closing”), pursuant to the terms of this Agreement, Sellers shall sell, transfer, convey, and deliver to Purchaser, and Purchaser shall purchase from Sellers, the 202,576 Shares and the Notes, all of which are owed by MAGAA to Magna LLC and/or Joel S. Kanter, and which total $1,453,811, which includes all unpaid principal and interest up to June 30, 2020, and which will be the total as of the Closing.

1.2       Purchase Price.

1.2.1.       Amount. At the Closing, Purchaser shall acquire the Common Shares and the Notes, for a purchase price of One Hundred Thousand Dollars ($100,000 U.S.) (the “Purchase Price”). This is a private Transaction between the Sellers and Purchaser.

1.2.2.       Escrow; Payment.

1.2.2.1       Purchase Price.  The Purchase Price will be deposited in escrow with John B. Lowy, P.C. (the “Law Firm”) for the Closing (as defined in Section 6.1 of this Agreement) or until ordered released as per other sections of this Agreement. The Law Firm represents the Purchaser. The full amount of the Purchase Price, and all of the Common Shares and the Notes, shall be placed in Escrow, after which the Closing of the sale of the Transaction shall take place when all pre-Closing matters have been completed (or waived by the Party entitled to performance), and all stock certificates, stock powers, Notes and corporate documents required by this Agreement (or waived by the Party entitled to performance) shall be released from escrow and delivered as instructed by the Purchaser; and the Purchase Price of $100,000 shall be disbursed as per instructions of the Sellers. The Law Firm acknowledges having received a $10,000 refundable deposit (the “Deposit”), which may be applied toward the Purchase Price at Closing. The Purchaser has previously paid $5,000 toward MAGAA’s accounting costs and fees, and has deposited an additional $5,000 in escrow for the Closing. At Closing, the Escrow Agent will disburse a total of $105,000 as instructed by Seller, provided that Seller shall cause the Escrow Agent to pay, from the $105,000, the outstanding invoices of VStock Transfer and MAGAA’s Edgar filer, and $1,750 to the Barack law firm, fees owed to Ken Riscica, and will reimburse $5,000 paid by Seller to MAGAA’s auditor.

1.2.3       Payment. Subject to Section 1.2.2.1 above, the Purchase Price shall be paid, in full, to Sellers at Closing via wire transfer in accordance with the instructions provided to the Law Firm by Sellers.

1.3      Share Certificates and Notes. At the Closing, Sellers shall deliver to the Purchaser, (a) irrevocable instructions to MAGAA’s transfer agent (the “Transfer Agent”) to transfer the Common Shares in accordance with the Purchaser’s instructions, (b) the stock certificates representing the Common Shares, with signatures medallion guaranteed, notarized, or indemnified by Sellers, as required by MAGAA’s Transfer Agent, and with appropriate Corporate Resolutions, duly endorsed by Sellers, or, in the alternative, an agreement to provide such information, and (c) the Notes, duly endorsed with notarized signatures. Purchaser’s attorney will provide pre- and post-Closing assistance in delivering the Shares, if needed.

1.4       Other Closing Deliveries by Sellers. In addition to the stock certificates and Notes, at the Closing, Sellers shall deliver, or cause to be delivered, or shall have previously delivered to Purchaser, the following:

1.4.1       A certificate issued by the New York Secretary of State as to the good standing of MAGAA as of a date within two (2) business days before the Closing;

1.4.2 A certified copy of MAGAA’s By-Laws as in effect as of the date of the Closing;

1.4.3       Board resolutions authorizing all actions contemplated by this Agreement, including, without limitation, the authorization of this Transaction, the resignation of current management and the appointment of the Purchaser’s designees as the officers and directors of MAGAA, all of which documents will have been prepared by Purchaser’s attorney;

1.4.4       Copies of all federal and state tax returns filed by MAGAA in the possession of Sellers, including the Federal and New York tax returns for the fiscal year ended February 29, 2020;

1.4.5       EDGAR filing codes of MAGAA, and OTC Markets posting information;

1.4.6       Copy of a stock certificate showing the current CUSIP number for both the Class A and the Class B common shares;

1.4.7       Current confirmation of shares issued and outstanding from the Transfer Agent;

1.4.9       All SEC, FINRA and OTC correspondence;

1.4.10       MAGAA’s minute books containing the resolutions and actions by written consent of the directors and stockholders of MAGAA and MAGAA’s other original books and records, including all financial and accounting records (including the general ledger), all banking records and other regulatory filings and filing codes in whatever media they exist, including paper and electronic media;

1.4.11 Copies of any Court proceedings in the State of New York;

1.4.12 Copies of all outstanding Notes, and the most current Notes owed by MAGAA to Magna LLC and Joel S. Kanter; and

1.4.13 A list of all other accounts payable and liabilities of the Company with an aging schedule.

II

REPRESENTATIONS AND WARRANTIES BY SELLERS

SELLERS and MAGAA (including MAGAA’s wholly-owned subsidiary) hereby represent and warrant to PURCHASER that the representations and warranties contained in this Article II with respect to both SELLERS and MAGAA are true, correct, and complete as of the Closing Date and will be correct and complete as of the Closing Date, except as otherwise expressly provided for to the contrary herein:

2.1       Execution and Performance of Agreement. Sellers and MAGAA have the requisite right, power, authority, and capacity to enter into, execute, deliver, perform, and carry out the terms and conditions of this Agreement and each of any other instruments and agreements to be executed and delivered by Sellers in connection with this Agreement, as well as all actions contemplated hereunder. All requisite corporate proceedings have been taken and Sellers and MAGAA have obtained all approvals, consents, and authorizations necessary to authorize the execution, delivery, and performance by MAGAA and Sellers of this Agreement. This Agreement has been duly and validly executed and delivered by Sellers and MAGAA and constitutes the valid, binding, and enforceable obligation of Sellers and MAGAA, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law.

2.2       Effect of Agreement. As of the Closing, the consummation by MAGAA and Sellers of the Transaction herein contemplated, including the execution, delivery and consummation of this Agreement, will not:

(a)       Violate any judgment, statute, law, code, act, order, writ, rule, ordinance, regulation, governmental consent or governmental requirement, or determination or decree of any arbitrator, court or other governmental agency or administrative body, which now or at any time hereafter may be applicable to and enforceable against the relevant party, work, or activity in question or any part thereof (collectively, “Requirement of Law”) applicable to or binding upon Sellers, MAGAA, or the Common Shares or the Notes;

(b)       Violate the terms of any agreement, contract, mortgage, indenture, bond, bill, note, or other instrument or writing binding upon Sellers or MAGAA or the Common Shares or the Notes, or to which Sellers or MAGAA or the Common Shares or Notes is subject; or

(c)       Result in the breach of, constitute a default under, constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any lien, security interest, charge or encumbrance upon the Common Shares or Notes under any agreement, commitment, contract (written or oral) or other instrument to which Sellers or MAGAA is a party, or by which any of its assets (or any part thereof) is bound or affected.

2.3       Consents. No consents, approvals or other authorizations or notices, other than those which have been obtained and are in full force and effect, all of which have been previously delivered to the Purchaser or will be delivered at the Closing, are required by any state or federal regulatory authority or any Court or other person or entity in connection with the execution and delivery of this Agreement and the performance of any obligations contemplated thereby or in accordance with this Agreement.

2.4       Authorized and Outstanding Stock. The authorized capital stock of MAGAA consists of 120,000,000 shares of Class A common stock with $0.001 par value, of which 1,178,762 shares are validly issued and outstanding; 3,750,000 shares of Class B common stock, par value $.001 per share, of which 567 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, $.01 par value, none of which have been issued or are currently issued and outstanding. 607,727 Class A Common Shares are owned by the SELLERS, including their affiliated entities. No additional Common or preferred shares will be authorized or issued and outstanding as of the Closing. There are no (i) outstanding proxies, options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities, notes or rights convertible into or exchangeable for any shares of capital stock of MAGAA, or arrangements by which MAGAA is or may become bound to issue additional shares of capital stock; (ii) agreements or arrangements under which MAGAA is obligated to register the sale of any of its securities under the Securities Act of 1933 (the “Act”); or (iii) anti-dilution or price adjustment provisions contained in any security issued by MAGAA.

2.5 Title to the Common Shares. Sellers have full right and title to the Common Shares owned by them, free and clear of any lien or encumbrance whatsoever, and full and unrestricted right and power to sell and deliver the Common Shares pursuant to the provisions of this Agreement without obtaining the consent or approval of any other person. Upon transfer of the Common Shares to Purchaser hereunder, Purchaser will acquire good and marketable title to the Common Shares free and clear of any lien or encumbrance. The Sellers acquired the Common Shares lawfully and in accordance with New York corporate law and applicable U.S. securities laws.

2.6       Financial Statements; Status as of Closing. (a) MAGAA’s financial statements, including its audited financial statements for the fiscal year ended February 29, 2020, which have been filed with the SEC (the “Financial Statements”) can be found at sec.gov and on OTC Markets, and have been prepared on a consistent basis, and present fairly and accurately the financial position of MAGAA as of the respective dates thereof. Except to the extent reflected and reserved against in the Financial Statements, MAGAA did not have, as of the date of the Financial Statements, any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due. As of completion of the Closing and the payments described in Section 1.2.2, MAGAA will have paid or settled all outstanding liabilities, and will have no assets and no liabilities of any kind or nature whatsoever as of the completion of the Closing. Sellers acknowledge, warrant and represent that it is of the essence of this Transaction that MAGAA will have no liabilities as of the Closing, of any kind or nature whatsoever.

(b) MAGAA acknowledges that upon receipt of MAGAA’s accounts payable list with aging, Purchaser will endeavor to obtain a legal opinion, at Purchaser’s expense, to the effect that all outstanding accounts payable (except the Edgar filer, the transfer agent and the auditor, which accounts will be paid by Sellers at or before the Closing) are no longer liabilities because the Statute of Limitations has tolled. The receipt of the legal opinion, dated and delivered at and as of Closing, and the acceptance of it, will be conditions of the Purchaser’s obligation to close the Transaction, unless waived by the Purchaser.

2.7       Changes in Financial Condition. Since the most recent date of the Financial Statements, there has not been any material change in the condition (financial or otherwise) or business of MAGAA, except changes in the ordinary course of business, none of which has been materially adverse; MAGAA remains a “shell.”

2.8       SEC and OTC Filings. MAGAA is a Section 12(g) reporting issuer pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”). The shares of Common stock are currently eligible for quotation on the OTC Markets Group, Inc. under the symbol “MAGAA” for the Class A common stock and MAGAB for the Class B common stock, with “Pink Current Information” affixed next to its symbols. Sellers will deliver to the Purchaser all material communications either to or from FINRA or the SEC regarding MAGAA in its possession. The Common Shares of MAGAA are DTC-eligible, and there is no DTC “chill” in effect with respect to the Common shares. None of the periodic reports previously filed with the SEC, and the Form 10-K for the fiscal year ended February 29, 2020, which was filed with the SEC on June 25, 2020, have contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). MAGAA is a “shell,” as defined in SEC Rule 12(b)-2 under the Securities Exchange Act of 1934.

2.9       Litigation. There is no claim, legal action, suit, judgment, arbitration, investigation or hearing, notice of claims or other legal, administrative or governmental proceedings pending or outstanding or, to the knowledge of Sellers, threatened against Sellers or MAGAA (or in which Sellers or MAGAA is plaintiff or otherwise a party thereto); and, to the knowledge of Sellers, there are no facts existing which might result in any such claim, action, suit, arbitration, investigation, hearing, notice of claim or other legal, administrative or governmental proceeding. Neither Sellers nor MAGAA have waived any statute of limitations or other affirmative defense with respect to any of its liabilities. MAGAA has never been involved as a party in any bankruptcy, receivership or similar proceeding.

2.10       Employee Benefit Plans. MAGAA is not a party to any written or oral employee benefit plan of any kind or nature whatsoever.

2.11       Material Agreements. Except as set forth in Schedule 2.6 or in the Financial Statements incorporated herein by reference, neither Sellers nor MAGAA is a party to, or is bound by or subject to, any agreement, arrangement or contract, whether oral or in writing, including without limitation, loan agreements, employment agreements, credit lines, promissory notes, mortgages, pledges, guarantees, security agreements, powers of attorney or other arrangements to loan or borrow money or extend credit, other than this Agreement.

2.12       Other Arrangements. Neither Sellers nor MAGAA is a party to any contract, commitment or agreement, nor are any of its assets subject to, or bound or affected by, any order, judgment, decree, law, statute, ordinance, rule, regulation or other restriction of any kind or character which is not applicable to MAGAA generally, which would, individually or in the aggregate, materially adversely MAGAA, the Common Shares, the Notes or any of the assets of MAGAA. Sellers is also not a party or subject to any agreement, contract or other obligation which would require the making of any payment, other than payments contemplated by this Agreement, to any other person as a result of the consummation of the Transaction contemplated herein.

2.13       Bad Actor. No current officer or director of MAGAA would be disqualified under Rule 506(d) of the Act as amended on the basis of being a “bad actor”.

2.14       Environmental Matters. With regard to matters of environmental compliance, MAGAA does not now, and has never, engaged in a business which would subject it to any environmental laws and regulations.

2.15       Material Defaults. MAGAA is not in default, or alleged to be in default, under any agreement, contract, lease, mortgage, commitment, instrument or obligation, and no other party to any agreement, contract, lease, mortgage, commitment, instrument or obligation to which MAGAA is a party is in default thereunder, which default would materially and adversely affect the properties, assets, business or prospects of MAGAA; provided however, that if there is any default regarding the Notes, the holder(s) of the Notes will waive all defaults as and when the Notes are acquired by the Purchaser as part of the Transaction, at the Closing.

2.16       Disclosure. No representation or warranty made by Sellers in this Agreement or in any writing furnished or to be furnished pursuant to or in connection with this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading. Sellers and MAGAA have disclosed to Purchaser all material information known to it related to MAGAA, and its respective condition, operations, and prospects. Sellers acknowledges that the Purchaser has represented to Sellers that Purchaser intends to cause MAGAA to acquire a business or assets within a reasonable time after the Closing.

2.17      Leakout Agreements. Sellers shall cause signed lockup (for three months after Closing) and leakout (20% of the shares owned by each person each month) agreements to be signed by each of the four current officers and directors regarding the MAGAA shares retained by each, and by Joel S. Kanter on behalf of the Magna LLC beneficial owners, other than Joel S. Kanter, and released from escrow at Closing. The form of the lockup/leakout agreement has been provided by Purchaser. If the beneficial owners of the Magna LLC shares cannot be located or are otherwise not signing lockup/leakout letters, the Purchaser, at its option, may give appropriate instructions to the Transfer Agent.

III

REPRESENTATIONS AND WARRANTIES BY PURCHASER

Purchaser hereby represents and warrants to Sellers and MAGAA that the representations and warranties contained in this Article III are true, correct, and complete as of the Effective Date and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date, except as otherwise expressly provided for to the contrary herein:

3.1       Execution and Performance of Agreement. Purchaser has the requisite right, power, authority, and capacity to enter into, execute, deliver, perform, and carry out the terms and conditions of this Agreement and each of the other instruments and agreements to be executed and delivered by Purchaser in connection with this Agreement, as well as all actions contemplated hereunder. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid, binding, and enforceable obligation of Purchaser, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law.

3.2       Effect of Agreement. As of the Closing, the consummation by Purchaser of the Transaction herein contemplated, including the execution, delivery and consummation of this Agreement, will not violate any requirement of law applicable to or binding upon Purchaser, or violate the terms of any material agreement, contract, mortgage, indenture, bond, bill, note, or other material instrument or writing binding upon Purchaser or to which Purchaser is subject.

3.3       Consents. No consents, approvals or other authorizations or notices, other than those which have been obtained and are in full force and effect, are required by any state or federal regulatory authority or other person or entity in connection with the execution and delivery of this Agreement and the performance of any obligations contemplated thereby, except for the requirements for Purchaser to comply with Section 1.5.1 herein.

3.4       Investment Purpose. Purchaser is acquiring the Common Shares and the Notes for its own account and not with a view towards the public sale or distribution thereof in violation of applicable securities laws; provided, however, by making the representations herein, Purchaser does not agree, or make any representation or warranty, to hold any of the Common Shares or the Notes for any minimum or other specific term and reserves the right to dispose of the Common Shares and/or the Notes at any time in accordance with or pursuant to a public offering in a registration statement filed with the SEC, or pursuant to an exemption from registration under the Act.

3.6       Accredited Investor Status and Related Acknowledgments. Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”). Purchaser further acknowledges (i) that the purchase of the Common Shares and the Notes involves a high degree of risk in that MAGAA is a “shell;” (ii) that an investment in MAGAA is highly speculative and only investors who can afford the loss of their entire investment should consider acquiring the Common Shares and the Notes; and, (iii) that Purchaser has such knowledge and experience in finance, securities, investments (including investment in non-listed and non-registered securities), and other business matters so as to be able to protect his interests in connection with this Transaction.

3.7       Reliance on Exemptions. Purchaser understands that the Common Shares and the Notes being offered and sold in the Transaction are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that (i) the sale of the Common Shares and the Notes to Purchaser is not registered with the SEC or with the securities administrator of any state; (ii) the Common Shares and the Notes are being sold pursuant to an exemption from such registration requirements; and (iii) the Common Shares and the Notes are “restricted securities” that will bear a restrictive legend prohibiting their further transfer without registration or any exemption therefrom. Purchaser understands that the Common Shares and the Notes have been issued pursuant to exemptions from registration or qualification under the Act and applicable state securities laws, and the Common Shares shall bear a restrictive legend in compliance with applicable federal law and as required by the “blue sky” laws of any state.

3.8       Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws.  The Purchaser represents that the funds representing the Purchase Price do not represent proceeds of crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. The Purchaser is in compliance with, and has not previously violated, the United States of America Patriot Act of 2001, as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money laundering, anti-corruption and anti-terrorism laws and regulations.

IV

CONDITIONS PRECEDENT

4.1     Conditions to Obligations of Purchaser. Unless otherwise waived, in whole or in part, in writing by Purchaser, Purchaser’s obligation to consummate the Transaction contemplated hereunder, shall be subject to the satisfaction at the Closing of each of the following conditions:

4.1.1.       Representations and Warranties of Sellers to be True. The representations and warranties of Sellers and MAGAA contained in this Agreement or in any statement, certificate, schedule or other document delivered pursuant to this Agreement or in connection with the Transaction contemplated hereby, shall be true and correct in all material respects on the Closing with the same force and effect as though made at such time. Sellers and MAGAA shall have performed all obligations and complied with all covenants required by this Agreement, and the other agreements referred to herein, to be performed or complied with by him prior to the Closing.

4.1.2.       No Proceedings. No suit, action or other proceeding of material consequence is pending or threatened before any court or other governmental agency which seeks to restrain or prohibit the consummation of the Transaction contemplated by this Agreement, or to obtain damages or other relief in connection therewith.

4.1.3.       No Liabilities. MAGAA shall have no liabilities or financial obligations of any kind or nature at Closing, unless approved by the Purchaser in writing. Sellers shall cause MAGAA to pay any known or unknown liabilities of MAGAA as of the Closing, so that Purchaser shall acquire MAGAA with no liabilities of any kind or nature.

4.1.4.       Consents. Sellers and MAGAA shall have obtained and delivered to Purchaser all written consents of the other party to all contracts which by their terms or otherwise require the consent of such party to the transfer thereof.

4.1.5.       Board Appointments and Resignations. MAGAA shall provide Purchaser with resolutions of its Board of Directors, approving this Transaction and the appointment of the individuals designated by Purchaser as directors and officers of MAGAA, and all officers and directors of MAGAA shall resign as of the Closing. The resignation of MAGAA’s officers and directors shall be delivered by MAGAA at Closing. Purchaser’s attorney will prepare these documents.

4.1.6       Closing Documents. Sellers and MAGAA shall have delivered to Purchaser all the documents provided for in this Agreement, including, without limitation, the Common Shares and the Notes.

4.2         Conditions to Obligations of Sellers and MAGAA. Unless otherwise waived, in whole or in part, in writing by Sellers, the obligations of Sellers and MAGAA to consummate the Transaction contemplated hereunder, shall be subject to the satisfaction at the Closing of each of the following conditions:

4.2.1.       Representations and Warranties of Purchaser to be True. The representations and warranties of Purchaser contained in this Agreement or in any statement, certificate, schedule or other document delivered pursuant to this Agreement or in connection with the Transaction contemplated hereby, shall be true and correct in all material respects on the Closing with the same force and effect as though made at such time. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement, and the other agreements referred to herein, to be performed or complied with by it prior to the Closing.

4.2.2.       Payment of Purchase Price. Purchaser shall have paid the Purchase Price to Sellers.

V

CONDUCT OF MAGAA’s BUSINESS PRIOR TO CLOSING

Sellers and MAGAA hereby covenant, agree, represent, and warrant to Purchaser that, except as otherwise consented to in writing by Purchaser, pending the Closing:

(a)       MAGAA will not carry on any business.

(b)       No change will be made in the authorized or issued capital stock of MAGAA, nor shall any rights, warrants, or options relating thereto be issued.

(c)       MAGAA will have sold or otherwise disposed of any assets or any other properties or assets it owned before the Closing, and shall not have purchased or otherwise acquired any properties or assets, or incurred any liabilities or entered into any transactions.

(d)       From and after the Closing Date, MAGAA and Sellers will permit Purchaser and its duly authorized agents to have reasonable access to the offices, properties, assets, books, and records of MAGAA for the purpose of investigating the business and examining the records of MAGAA, verifying the representations made in this Agreement and the performance of the conditions set forth in this Agreement, and preparing and posting or filing documents and financial statements with the State of New York, OTC Markets, FINRA and/or the SEC.

VI

CLOSING DATE AND TRANSFER DATE

6.1       Closing Date. The closing of the Transaction contemplated under this Agreement (the “Closing”) and the transfer of the Common Shares and the Notes by Sellers to Purchaser shall take place when the Sellers deliver the documents required by this Agreement, and the Purchaser delivers payment to the Sellers, at such place as the Parties may agree. The date on which the Closing occurs is also referred to herein as the “Closing Date.” The Parties shall use their best efforts to have the Closing occur on or before July 2, 2020.

6.2      Obligations of Sellers and MAGAA. At the Closing, Sellers and MAGAA shall deliver or cause to be delivered to Purchaser:

(a)       Share certificates representing the Common Shares, duly endorsed for transfer, free and clear of all liens and encumbrances, dated as of the Closing, or an agreement consistent with Section 1.3(b) herein, for which Purchaser’s attorney will provide assistance, if needed;

(b) The Notes, duly endorsed for transfer in accordance with Section 1.3(c) herein;

(c)       Executed additional documents as provided in Section 1.4 above; and

(d)       Any governmental and third-party consents, approvals, assurances or UCC-2 termination statements necessary for the consummation of the Transaction, or as may be required to permit Sellers to deliver the Common Shares and the Notes free and clear of any and all liens, claims, encumbrances or restrictions.

6.3       Obligations of Purchaser. At the Closing, Purchaser shall deliver or cause to be delivered to Sellers:

(a)       Purchaser’s funds, by wire transfer, in the amount of Purchase Price.

VII

POST-CLOSING COVENANTS

7.1       Books and Records. Sellers and/or MAGAA shall deliver, at or before Closing, all books and records of MAGAA in their possession, related to MAGAA and the rights and obligations of Purchaser hereunder.

7.2      Reasonable Assistance. Sellers and MAGAA shall use and exercise commercially reasonable efforts, taking all reasonable, ordinary and necessary measures to ensure an orderly and smooth transition and conversion of the transfer of the Common Shares and the Notes to Purchaser. Specifically, Purchaser will be responsible for, and will pay all costs in connection with, the filing of the Notice pursuant to Rule 14f-1, the Form 8-K, and all FINRA, OTC Markets and New York State filings; provided that Sellers will cooperate with Purchaser by providing all information required for the filing of the Notice and the other post-Closing filings.

7.3       Survival of Representations. All of the covenants, agreements, representations, and warranties made by each Party, or pursuant hereto or in connection with the Transaction contemplated hereby, shall survive the Closing for a period of two (2) years.

7.4       Brokers. Each Party represents and warrants that no broker or finder has acted for it in connection with this Agreement or the Transaction contemplated hereby and that no broker or finder is entitled to any brokerage or finder’s fee or other commission. Each Party agrees to indemnify and hold harmless the other Parties with respect to any claim for any brokerage or finder’s fee or other commission.

7.5       Expenses. All costs and expenses incurred in conducting the purchase and sale described in this Agreement in the manner prescribed by this Agreement shall be borne by the Party incurring said expense. In that regard, Purchaser has loaned Magna LLC the sum of $5,000, which was used by Magna LLC to pay part of MAGAA’s auditing fees for the fiscal year ended February 29, 2020; and Purchaser has deposited an additional $5,000 in escrow to pay the auditor’s fees for the audit. At the Closing, the loan of $5,000 will be forgiven, and the additional $5,000 will be paid to the LLC as reimbursement of what was paid as auditing and related costs to MAGAA’s auditor. Assuming that the Closing takes place, MAGAA’s ongoing obligations to the Transfer Agent, the Edgar filer and the storage company will be assumed by the Purchaser, effective July 1, 2020.

7.6       Early Termination. This Agreement shall terminate upon:

(a)       The mutual agreement of Purchaser, MAGAA and Sellers, provided, however, that such termination is set forth in a writing executed by all Parties; or

(b)       By either Purchaser or Sellers, in a writing, if the Closing does not occur on or prior to July 2, 2020, other than by reason of a breach of a duty or an obligation hereunder of the Party electing to terminate this Agreement. In the event of such termination, no Party shall have any obligation or liability to any other in respect to this Agreement, except for any breach of contract occurring prior to such termination.

7.7       Taxes. Purchaser shall be liable for the filing of all tax returns and reports and for the payment of all federal, state, and local taxes of MAGAA for any period after the Closing Date and any taxes due to be paid by MAGAA. MAGAA has filed all Federal and New York State tax returns and paid all taxes for the tax returns for MAGAA for its fiscal years ended February 28, 2019 and February 29, 2020. Sellers shall indemnify and hold Purchaser and MAGAA harmless from and against all liability in connection with any taxes due for any previous fiscal years, including the fiscal year ended February 29, 2020.

VIII

ADDITIONAL PROVISIONS

8.1       Executed Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by Fax or by E-Mail, such signature shall create a valid and binding obligation of that Party (or on whose behalf such signature is executed) with the same force and effect as an original thereof. Any photographic, photocopy, or similar reproduction copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Agreement.

8.2       Entire Agreement. This Agreement, and all references, documents, or instruments referred to herein, contains the entire agreement and understanding of the Parties in respect to the subject matter contained herein. The Parties have expressly not relied upon any promises, representations, warranties, agreements, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes (i) any and all prior written or oral agreements, understandings, and negotiations between the Parties with respect to this Agreement, and, (ii) any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

8.3       Severability. Each and every provision of this Agreement is severable and independent of any other term or provision of this Agreement. If any term or provision hereof is held void or invalid for any reason by a court of competent jurisdiction, such invalidity shall not affect the remainder of this Agreement.

8.4       Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. If any court action is necessary to enforce the terms and conditions of this Agreement, the Parties hereby irrevocably agree that the state or federal courts in the County and State of New York, shall be the sole jurisdiction and venue for the bringing of such action.

8.5       Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. The remedies of the Parties under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

8.6       Waiver. No failure by any Party to insist on the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy on a breach shall constitute a waiver of any such breach or of any other covenant, duty, agreement, or condition.

8.7       Recovery of Fees by Prevailing Party. In the event of any legal action (including arbitration) to enforce or interpret the provisions of this Agreement, except as otherwise expressly provided herein, each party will be responsible for their own attorney’s fees and costs of litigation.

8.8       Recitals. The facts recited in the Recitals above, are hereby conclusively presumed to be true as between and affecting the Parties and are hereby incorporated into this Agreement as if fully set forth herein.

8.9       Amendment. This Agreement may be amended or modified only by a writing signed by all Parties.

8.10       Successors and Assigns. Except as expressly provided in this Agreement, each and all of the covenants, terms, provisions, conditions, and agreements herein contained shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties.

8.11       Assignability. This Agreement is not assignable by either MAGAA or Sellers without the prior written consent of Purchaser. This Agreement is not assignable by Purchaser without Sellers’ prior written consent.

8.12       No Third-Party Beneficiaries. This Agreement has been entered into solely by and among the Parties, solely for their benefit. There is no intent by either Party to create or establish a third-party beneficiary to this Agreement, and no such third party shall have any right to enforce any right, claim, or cause of action created or established under this Agreement. This Agreement shall be binding upon and shall inure only to the benefit of the Parties hereto, and their permitted assigns hereunder.

8.13       Time. All Parties agree that time is of the essence as to this Agreement.

8.14       Provision Not Construed Against Party Drafting Agreement. This Agreement is the result of negotiations by and between the Parties, and each Party has had the opportunity to be represented by independent legal counsel of their choice. This Agreement is the product of the work and efforts of all Parties, and shall be deemed to have been drafted by all Parties. In the event of a dispute, no Party shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party.

8.15       Agreement Provisions, Exhibits, and Schedules. When a reference is made in this Agreement to an Article, Section, Subsection, Exhibit, or Schedule, such reference shall be to the said item of this Agreement unless otherwise indicated.

8.16       Further Assurances. Each Party agrees (i) to furnish upon request to each other Party such further information; (ii) to execute and deliver to each other Party such other documents; and, (iii) to do such other acts and things, all as another Party may reasonably request for the purpose of carrying out the intent of this Agreement and the Transaction contemplated hereunder. However, this provision shall not require that any additional representations or warranties be made and no Party shall be required to incur any material expense or potential exposure to legal liability pursuant to this Section 8.16.

8.17.1       Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be affected as follows:

If to Purchaser:	If to Sellers and MAGAA:

Activist Investor, LLC Email: david@activistinvestingllc.com	Attn: Joel S. Kanter E-mail:wndyctyfn1@aol.com
-with copy to- John B. Lowy PC Email: johnl@johnlowylaw.com	-with copy to- ken@riscica.com

8.17.2.       Method and Delivery; Consent to Electronic Transmission. All notices, requests and demands hereunder shall be in writing and delivered by hand, by Electronic Transmission, by mail, and shall be deemed given if by Electronic Transmission, upon confirmation by email reply of receipt of same. Each Party hereby expressly consents to the use of Electronic Transmission for communications and notices under this Agreement. For purposes of this Agreement, “Electronic Transmission” means a communication (i) delivered by when directed to the E-Mail address, for that recipient on record with the sending Party; and, (ii) that creates a record that is capable of retention, retrieval, and MAGAA, and that may thereafter be rendered into clearly legible tangible form.

8.17.3.       Address Changes. Any Party may alter the E-Mail address to which communications or copies are to be sent by giving notice of such change of address to the other Parties in accordance with the provisions of this Section 8.17. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER CLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR THE TRANSACTION CONTEMPLATED HEREIN.

8.18       Confidentiality. Each party hereto agrees with the other party that, unless and until the Transaction contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except to the extent such data is a matter of public knowledge or is required by laws or regulations to be disclosed.

8.19       Execution Knowing and Voluntary. Sellers, MAGAA and Purchaser severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

IX

EXECUTION

IN WITNESS WHEREOF, this STOCK PURCHASE AGREEMENT has been duly executed by the Parties, on the date set forth on page 1 above:

PURCHASER:	SELLERS:
ACTIVIST INVESTING, LLC
__________________________
_____________________________	By: Joel S. Kanter
DAVID LAZAR, Managing Partner
MAGNA-LAB, INC.

/s/ Lawrence A. Minkoff
By: Lawrence Minkoff, Chairman & CEO